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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8038

INVESCO Variable Investment Funds, Inc.

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas	77046

(Address of principal executive offices)	(Zip code)

Raymond R. Cunningham

11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:         (713) 626-1919

Date of fiscal year end:         12/31

Date of reporting period:     12/31/03

INVESCO VIF-Financial Services Fund

December 31, 2003

Annual Report

INVESCO VIF-FINANCIAL SERVICES FUND

seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-FINANCIAL SERVICES FUND

Rising markets help fund garner double-digit returns for the year

INVESCO VIF-Financial Services Fund returned 29.58% for the 12-month period ended December 31, 2003, slightly outperforming the broad equity market as represented by the S&P 500® Index, which returned 28.67%. However, the fund lagged the S&P 500 Financials Index, which gained 31.03%, during the same period.

Market conditions

U.S. stocks turned around dramatically in 2003, with the S&P 500 Index providing a double-digit gain. The majority of the year’s gains came in two spurts—one from mid-March to June as the U.S. began its war in Iraq followed by a quick resolution to the conflict, and the other from early August through the final quarter, when a recovery began to materialize in corporate earnings reports. All sectors of the S&P 500 recorded gains for the period, with information technology, consumer discretionary and materials among the top performers.

Financial stocks, in general, performed strongly in 2003, as investors jumped back into the stock market with conviction. Rising stocks and historically low interest rates helped banks with large capital markets operations outperform. Meanwhile, improving equity markets and a rebound in underwriting, and mergers and acquisitions boosted brokerages. The Federal Reserve noted in its November Beige Book report that economic expansion continued and investment banking activity had increased.

For example, FleetBoston Financial Corp led gainers in the banking sector, rising almost 80% for the year. FleetBoston rose sharply following news in October that it was being acquired by Bank of America.

Mortgage rates fell in June to a four-decade low. Rates then crept higher during the remainder of the year but remained historically low. Rising rates subsequently crimped mortgage volume nationwide as consumers slowed refinancings of existing loans. Commercial lending also remained weak as companies, fresh from two years of cost-cutting, remained cautious of capital spending and tapping their credit lines. In addition, although insurance premiums continued to rise, some insurers were dragged down by concerns about the adequacy of their reserves.

Your fund

Asset managers, custody banks, and investment banking and brokerages were generally the best performers for the period, thanks to the improving performance of capital markets. Other industries that aided performance included consumer finance, diversified banks, diversified capital markets and other diversified financial services. These industries outperformed because of their higher-than-average exposure to the capital markets, or they were benefactors of the improving economy through improving credit quality and/or revenue growth prospects.

Lehman Brothers Holdings, Inc. posted strong gains during the period thanks to better-than-expected earnings, strong issuance of fixed-income securities in a low interest rate environment, and high trading values in commodities and currency markets. Merrill Lynch & Co. also benefited from increased trading volumes related to the improving stock markets. During the period, Merrill enjoyed strong earnings due to better-than-expected revenue and expense trends. Citigroup, Inc., the nation’s largest financial services firm, also gained ground during the period by beating earnings estimates. Citigroup attributed the earnings growth to strong equity markets, as well as strength in global debt and

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP 10 INDUSTRIES* as of 12/31/03		FUND VS. INDEXES
1. Merrill Lynch & Co, Inc.	5.2%	1. Diversified Banks	20.8%	Total Returns 12/31/02–12/31/03, excluding product issuer charges
2. American International Group, Inc.	5.2	2. Investment Banking & Brokerage	15.1
3. Citigroup Inc.	4.9	3. Asset Management & Custody Banks	11.3	INVESCO VIF-Financial Services Fund	29.58%
4. Wachovia Corp.	4.7	4. Consumer Finance	7.1	S&P 500 Index	28.67
5. Bank of America Corp.	4.3	5. Diversified Capital Markets	6.7	S&P 500 Financials Index	31.03
6. Lehman Brothers Holdings Inc.	4.1	6. Property & Casualty Insurance	6.7	Source: Lipper, Inc.
7. J.P. Morgan Chase & Co.	3.9	7. Multi-Line Insurance	6.4
8. Wells Fargo & Co.	3.8	8. Thrifts & Mortgage Finance	6.4	TOTAL NUMBER OF HOLDINGS*	62
9. Bank of New York Co., Inc. (The)	3.3	9. Other Diversified Financial Services	4.9	TOTAL NET ASSETS	$210.4 million
10. Allstate Corp. (The)	2.9	10. Life & Health Insurance	3.1

Portfolio Manager

As of 12/31/03

Joseph W. Skornicka, CFA

*Excludes	money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-FINANCIAL SERVICES FUND

equity underwriting and its global consumer businesses.

Some of the weaker-performing industries in the sector included insurance brokers and multi-line insurers. Weakening momentum in the pricing cycle for commercial lines held back insurance brokers, while multi-line insurer American International Group, Inc. (AIG) lagged during the period because of the reserve increase the company announced in early 2003 in response to adverse liability trends. Still, with insurance premiums trending higher and earnings remaining strong, we viewed this loss as a short-term setback and retained AIG in the fund.

Government-sponsored entity (GSE) Freddie Mac also underperformed during the period after announcing that its earnings would need to be restated due to accounting issues and a subsequent change in top management. The mortgage giant also experienced a marked decrease in prepayments of mortgages as homeowners slowed their rate of refinancing when mortgage rates rose over the summer and into the fall. Fifth Third Bancorp was another underperformer because of pressure on earnings growth related to an accounting systems related mishap announced in the fall of 2002.

During the period, we kept the fund diversified across the major industry categories within the financial services sector. We increased our positions in some of the more market and economically sensitive industries like investment banking and brokerage, diversified capital markets and consumer finance. Meanwhile, we decreased our weightings in some of the more defensive industries, such as regional banks, property and casualty insurance and reinsurance.

In closing

We are encouraged by the fund’s double-digit performance for the fiscal year. We remain committed to industry diversification and seeking out market-driven companies that are increasing their revenue streams along with their earnings.

RESULTS OF A $10,000 INVESTMENT

9/20/99–12/31/03

Index data from 9/30/99

Past performance cannot guarantee comparable future results.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (9/20/99)	7.75%
1 Year	29.58

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO Variable Investment Funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. These sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in mid-sized companies may involve greater risk not associated with investing in more established companies.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance. The S&P 500 Financials Index is an unmanaged index that reflects the financial services sector of the S&P 500 Index.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Common Stocks & Other Equity Interests–96.18%

Asset Management & Custody Banks–11.28%
American Capital Strategies, Ltd.	55,100	$1,638,123

Bank of New York Co., Inc. (The)	207,175	6,861,636

Franklin Resources, Inc.	69,500	3,618,170

Investors Financial Services Corp.	16,700	641,447

Legg Mason, Inc.	59,300	4,576,774

Mellon Financial Corp.	47,700	1,531,647

Northern Trust Corp.	30,600	1,420,452

State Street Corp.	66,200	3,447,696

		23,735,945

Consumer Finance–7.07%
American Express Co.	123,900	5,975,697

Capital One Financial Corp.	89,200	5,467,068

MBNA Corp.	77,900	1,935,815

Providian Financial Corp.(a)	30,200	351,528

SLM Corp.	30,300	1,141,704

		14,871,812

Data Processing & Outsourced Services–0.26%
DST Systems, Inc.(a)	12,900	538,704

Diversified Banks–20.77%
Allied Irish Banks PLC (Ireland)	79,800	1,277,843

Anglo Irish Bank Corp. PLC (Ireland)	46,200	727,018

Bank of America Corp.	112,800	9,072,504

Bank One Corp.	90,200	4,112,218

BNP Paribas S.A. (France)	8,376	525,966

Canadian Imperial Bank of Commerce (Canada)	32,300	1,595,062

FleetBoston Financial Corp.	81,600	3,561,840

HSBC Holdings PLC (United Kingdom)	71,600	1,122,451

U.S. Bancorp	106,100	3,159,658

UniCredito Italiano S.p.A. (Italy)	133,500	718,739

Wachovia Corp.	211,400	9,849,126

Wells Fargo & Co.	135,150	7,958,983

		43,681,408

Diversified Capital Markets–6.74%
Credit Suisse Group (Switzerland)	59,500	2,170,570

J.P. Morgan Chase & Co.	221,400	8,132,022

UBS A.G. (Switzerland)	57,000	3,875,430

		14,178,022

	Shares	Market Value

Investment Banking & Brokerage–15.11%
Ameritrade Holding Corp.(a)	105,100	$1,478,757

Bear Stearns Cos. Inc. (The)	39,700	3,174,015

E*TRADE Financial Corp.(a)	95,000	1,201,750

Goldman Sachs Group, Inc. (The)	51,800	5,114,214

Lehman Brothers Holdings Inc.	112,400	8,679,528

Merrill Lynch & Co., Inc.	185,800	10,897,170

Morgan Stanley	21,500	1,244,205

		31,789,639

Investment Companies–Exchange Traded Funds–2.82%
Financial Select Sector SPDR Fund	211,100	5,938,243

Life & Health Insurance–3.13%
China Life Insurance Co., Ltd.–ADR (China)(a)	17,500	576,975

Prudential Financial, Inc.	125,100	5,225,427

UnumProvident Corp.	48,900	771,153

		6,573,555

Multi-Line Insurance–6.43%
American International Group, Inc.	164,350	10,893,118

Hartford Financial Services Group, Inc. (The)	44,700	2,638,641

		13,531,759

Other Diversified Financial Services–4.85%
Citigroup Inc.	210,340	10,209,904

Property & Casualty Insurance–6.70%
Allstate Corp. (The)	140,800	6,057,216

Ambac Financial Group, Inc.	15,700	1,089,423

SAFECO Corp.	114,000	4,438,020

Travelers Property Casualty Corp.–Class A	88,100	1,478,318

Travelers Property Casualty Corp.–Class B	61,200	1,038,564

		14,101,541

Regional Banks–2.98%
Charter One Financial, Inc.	21,400	739,370

Fifth Third Bancorp	38,325	2,265,007

M&T Bank Corp.	7,400	727,420

Southwest Bancorp. of Texas, Inc.	10,700	415,695

Synovus Financial Corp.	14,400	416,448

TCF Financial Corp.	17,900	919,165

Zions Bancorp.	12,600	772,758

		6,255,863

INVESCO VIF – FINANCIAL SERVICES FUND

	Shares	Market Value

Reinsurance–1.18%
Endurance Specialty Holdings Ltd. (Bermuda)	49,000	$1,643,950

Reinsurance Group of America, Inc.	21,500	830,975

		2,474,925

Specialized Finance–0.43%
CIT Group Inc.	25,300	909,535

Thrifts & Mortgage Finance–6.43%
Fannie Mae	50,700	3,805,542

Freddie Mac	26,850	1,565,892

PMI Group, Inc. (The)	81,600	3,037,968

Radian Group Inc.	104,800	5,109,000

		13,518,402

Total Common Stocks & Other Equity Interests (Cost $170,214,900)		202,309,257

	Shares	Market Value

Money Market Funds–3.76%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $7,917,749)(b)	7,917,749	$7,917,749

TOTAL INVESTMENTS–99.94% (Cost $178,132,649)		210,227,006

OTHER ASSETS LESS LIABILITIES–0.06%		125,031

NET ASSETS–100.00%		$210,352,037

Investment Abbreviations:

ADR – American Depositary Receipt
SPDR – Standard & Poor’s Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – FINANCIAL SERVICES FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $170,214,900)	$202,309,257

Investments in affiliated money market funds (cost $7,917,749)	7,917,749

Foreign currencies, at value (cost $216,917)	219,210

Receivables for:
Investments sold	1,963,373

Capital stock sold	689,049

Dividends	255,277

Amount due from advisor	2,181

Investment for deferred compensation and retirement plans	9,876

Total assets	213,365,972

Liabilities:
Payables for:
Investments purchased	2,766,618

Capital stock reacquired	221,221

Deferred compensation and retirement plans	11,536

Accrued directors’ fees	237

Accrued operating expenses	14,323

Total liabilities	3,013,935

Net assets applicable to shares outstanding	$210,352,037

Net assets consist of:
Capital (par value and additional paid-in)	$202,285,711

Undistributed net investment income	1,395,549

Undistributed net realized gain (loss) from investment securities and foreign currencies	(25,423,972)

Unrealized appreciation of investment securities and foreign currencies	32,094,749

$210,352,037

Capital stock, $0.01 par value per share
Authorized	100,000,000

Outstanding	15,532,971

Net asset value per share	$13.54

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $12,076)	$3,192,419

Dividends from affiliated money market funds	19,772

Interest	39,866

Total investment income	3,252,057

Expenses:
Advisory fees	1,246,039

Administrative services fees	450,267

Custodian fees	24,372

Transfer agent fees	10,288

Directors’ fees	16,293

Other	65,140

Total expenses	1,812,399

Less: Fees waived, expenses reimbursed, and expense offset arrangements	(1,951)

Net expenses	1,810,448

Net investment income	1,441,609

Realized and unrealized gain (loss) from investment securities and foreign currencies:
Net realized gain (loss) from:
Investment securities	9,572,996

Foreign currencies	(40,411)

9,532,585

Change in net unrealized appreciation (depreciation) of:
Investment securities	32,997,871

Foreign currencies	(42,201)

32,955,670

Net gain from investment securities and foreign currencies	42,488,255

Net increase in net assets resulting from operations	$43,929,864

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – FINANCIAL SERVICES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income	$1,441,609	$963,543

Net realized gain (loss) from investment securities and foreign currencies	9,532,585	(16,310,581)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	32,955,670	(13,673,071)

Net increase (decrease) in net assets resulting from operations	43,929,864	(29,020,109)

Distributions to shareholders from net investment income	(968,154)	(933,303)

Share transactions–net	24,987,582	(10,728,178)

Net increase (decrease) in net assets	67,949,292	(40,681,590)

Net assets:
Beginning of year	142,402,745	183,084,335

End of year (including undistributed net investment income of $1,395,549 and $962,505 for 2003 and 2002, respectively)	$210,352,037	$142,402,745

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – FINANCIAL SERVICES FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Financial Services Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.
B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – FINANCIAL SERVICES FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $226.

During the year ended December 31, 2003, IFG reimbursed expenses of $963. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $450,267 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Trustees to invest daily available cash balances in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Fund	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$36,306,768	$(28,389,019)	$—	$7,917,749	$19,772	$—

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 4—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $762 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $762.

NOTE 5—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 6—Borrowings

The Fund may participate in an interfund lending facility that A  I  M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended December 31, 2003.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. During the year ended December 31, 2003, the Fund did not participate in securities lending.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended December 31, 2003 and 2002 was as follows:

	2003	2002

Distributions paid from ordinary income	$968,154	$933,303

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Undistributed ordinary income (accumulated losses)	$1,437,599

Unrealized appreciation—investments	29,049,907

Temporary book/tax differences	(6,606)

Capital loss carryforward	(22,379,134)

Post-October foreign currency loss deferral	(35,440)

Capital (par value and additional paid-in)	202,285,711

Total net assets	$210,352,037

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $392.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

INVESCO VIF – FINANCIAL SERVICES FUND

The Fund utilized $6,915,721 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

December 31, 2009	$6,386,694

December 31, 2010	15,992,440

Total capital loss carryforward	$22,379,134

Note 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $127,681,685 and $103,929,916, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$30,314,860

Aggregate unrealized (depreciation) of investment securities	(1,265,345)

Net unrealized appreciation of investment securities	$29,049,515

Cost of investments for tax purposes is $181,177,491.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on December 31, 2003, undistributed net investment income (loss) was decreased by $40,411 and undistributed net realized gains increased by $40,411. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Capital Stock Information

Changes in Shares Outstanding

	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount

Sold	10,022,622	$115,989,532	16,017,368	$184,877,018

Issued as reinvestment of dividends	74,588	968,154	88,842	933,303

Reacquired	(8,121,088)	(91,970,104)	(17,294,874)	(196,538,499)

	1,976,122	$24,987,582	(1,188,664)	$(10,728,178)

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,					September 20, 1999 (Date sales commenced) to December 31, 1999
	2003		2002	2001	2000

Net asset value, beginning of period	$10.50		$12.42	$13.84	$11.10	$10.00

Income from investment operations:
Net investment income	0.08		0.08	0.06	0.03	0.01

Net gains (losses) on securities (both realized and unrealized)	3.02		(1.93)	(1.43)	2.72	1.09

Total from investment operations	3.10		(1.85)	(1.37)	2.75	1.10

Less distributions:
Dividends from net investment income	(0.06)		(0.07)	(0.04)	—	—

Distributions from net realized gains	—		—	(0.01)	(0.01)	—

Total distributions	(0.06)		(0.07)	(0.05)	(0.01)	—

Net asset value, end of period	$13.54		$10.50	$12.42	$13.84	$11.10

Total return(a)	29.58%		(14.90)%	(9.88)%	24.80%	11.00%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$210,352		$142,403	$183,084	$220,316	$9,179

Ratio of expenses to average net assets	1.09	%(b)	1.09%	1.07%	1.09%	1.39	%(c)(d)

Ratio of net investment income to average net assets	0.87	%(b)	0.57%	0.46%	0.66%	0.67	%(c)

Portfolio turnover rate(e)	65%		72%	132%	114%	37%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year. Total returns do not reflect change at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $166,138,493.
(c)	Annualized.
(d)	After fee waivers and/or expense reimbursements. Prior to fee waivers and/or expense reimbursements ratio of expenses to average net assets was 2.48% (annualized) for the period September 21, 1999 (date sales commenced) to December 31, 1999.
(e)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM) the position of Senior Vice President of AIM and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 13—Legal Proceedings—(continued)

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – FINANCIAL SERVICES FUND

NOTE 14—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF FINANCIAL SERVICES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Financial Services Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Financial Services Fund (one of the funds constituting INVESCO Investment Variable Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – FINANCIAL SERVICES FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Interested Persons

Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Directors

Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies. and Van Gilder Insurance Corporation	None

Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Larry Soll, Ph.D. — 1942 Director	1997	Retired	None

[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – FINANCIAL SERVICES FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Other Officers

Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A

Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A

Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

INVESCO VIF – FINANCIAL SERVICES FUND

INVESCO VIF-Health Sciences Fund

December 31, 2003

Annual Report

INVESCO VIF-HEALTH SCIENCES FUND

seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May lose value. No bank gurantee

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-HEALTH SCIENCES FUND

Fund posts double-digit gains for the reporting period

For the year ended December 31, 2003, INVESCO VIF-Health Sciences Fund posted a return of 27.78%. The fund slightly underper-formed the S&P 500® Index, frequently cited as a measure of the performance of the U.S. stock market in general, which returned 28.67% over the same period. The fund underperformed the S&P 500 because investors generally favored more aggressive sectors than health care.

Market conditions

Amid a backdrop of generally improving economic conditions, the S&P 500 posted double-digit returns for the year ended December 31, 2003. The index declined at the beginning of 2003, dropping to its lowest level of the year on March 11. The index then rallied, posting a gain of 40.86% from its low through the end of the reporting period.

During this rally, the United States and its allies took military action against Iraq and toppled the regime of Saddam Hussein. The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. The job market, while improving, continued to be weak, however, as the nation’s unemployment rate stood at 5.7% at the close of the year.

For the first five months of the year, the Federal Reserve (the Fed) kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958. At the time, the Fed said it favored a more expansive monetary policy because the economy had not yet exhibited sustainable growth. By October, the Fed reported that economic expansion had increased and consumer spending was generally stronger, although the job market remained weak.

All sectors of the S&P 500 recorded gains for the fiscal year. Information technology, materials and consumer discretionary were the top-performing sectors while telecommunication services, consumer staples and health care were the weakest-performing sectors. Within the health care sector, investors also gravitated toward the more aggressive sub-sectors. For instance, biotechnology was the best-performing sub-sector while pharmaceuticals was the weakest for the year.

However, the performance of pharmaceutical stocks improved in the final months of the year while the performance of biotechnology stocks weakened. This improvement coincided with the events leading to the approval of a new law, adding prescription drug coverage to Medicare, on December 8, 2003.

Your fund

Our focus was on the stocks of well-established companies which we believed had the potential to meet or exceed analyst’s earnings expectations. This strategy proved particularly effective during the last three months of the year when the fund returned 11.41% compared to 8.23% for the Lipper Health/Biotech Fund Index. However, it was less effective earlier in the year when investors tended to favor the more speculative stocks of early stage biotechnology companies. For example, the Lipper Health/Biotech Index returned 2.50% in the third quarter of the year compared to -1.13% for the fund.

The sub-sectors that had the most positive impact on fund performance were pharmaceuticals, biotechnology and health care equipment and supplies. While our focus in pharmaceuticals was on large-cap stocks, the

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEX
1. Bristol-Myers Squibb Co.	3.6%	1. Pharmaceuticals	43.8%	Total returns 12/31/02–12/31/03
2. Novartis A.G.-ADR (Switzerland)	3.5	2. Managed Health Care	15.3	excluding product issuer charges
3. Pfizer Inc.	3.5	3. Health Care Equipment	14.9
4. Pharmaceutical HOLDRs Trust	3.5	4. Biotechnology	9.1	INVESCO VIF-HEALTH SCIENCES FUND	27.78%
5. Procter & Gamble Co. (The)	3.5	5. Health Care Facilities	4.4	S&P 500 Index	28.67
6. Forest Laboratories, Inc.	3.4	6. Health Care Services	3.8	Source: Lipper, Inc.
7. Abbott Laboratories.	3.4	7. Household Products	3.5
8. Anthem, Inc.	3.2	8. Health Care Supplies	2.8	TOTAL NUMBER OF HOLDINGS*	46
9. Medtronic, Inc.	3.2			TOTAL NET ASSETS	$340.7 million
10. Shire Pharmaceuticals Group PLC-ADR (United Kingdom)	3.1

Portfolio Management Team

As of 12/31/03

Andy Summers

Thomas R. Wald, Lead Manager

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-HEALTH SCIENCES FUND

fund also had exposure to the stocks of mid-cap companies, whose earnings growth can be more greatly affected by the introduction of successful products. In biotechnology, the fund owned the stocks of companies with established track records. In health care equipment and supplies, we sought to identify companies that would benefit from an aging baby boomer population.

Drug distributors detracted from fund performance. We have eliminated our holdings in this sub-sector during the period due to deteriorating fundamentals.

Stocks that enhanced performance included Genentech, a leading biotechnology firm and Teva Pharmaceutical Industries, a major generic drug company. Genentech, which markets a number of successful products, including lymphoma treatment Rituxan, reported a 30% increase in earnings in 2003. Teva reported a 34% increase in sales for the first nine months of 2003, partially because of the sale of 14 new products in the North American market.

Detracting from performance was AmeriSource Bergen, a large pharmaceutical distributor. The company recently revised its earnings estimates after announcing that it was losing a contract that was worth about $3 billion in revenue annually. The fund no longer owned this stock at the end of the year.

In closing

We are pleased to have provided positive returns to the fund’s shareholders for the reporting period ended December 31, 2003, by investing principally in the stocks of companies that develop, produce or distribute products or services related to health care.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception(5/21/97)	9.49%
5 Years	2.93
1 Year	27.78

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level.

Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

The fund may invest up to 25% of its assets in securities of non-U.S. issuers that present risks not associated with investing solely in the United States. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation. International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

Portfolio turnover is greater than most funds, which may affect performance.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

The unmanaged Lipper Health/Biotech Fund Index represents an average of the performance of the 30 largest health/biotech funds tracked by Lipper, Inc., an independent mutual fund performance monitor.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses. Performance of a market index does not.

        Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

5/21/97–12/31/03

Index data from 5/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Stocks & Other Equity Interests–81.24%

Biotechnology–9.05%
Amgen Inc.(a)	127,400	$7,873,320

Chiron Corp.(a)	70,900	4,040,591

Genentech, Inc.(a)	39,400	3,686,658

Genzyme Corp.(a)	89,100	4,396,194

Gilead Sciences, Inc.(a)	100,260	5,829,116

Invitrogen Corp.(a)	71,300	4,991,000

		30,816,879

Health Care Equipment–14.88%
Bard (C.R.), Inc.	58,100	4,720,625

Boston Scientific Corp.(a)	275,300	10,120,028

Guidant Corp.	171,200	10,306,240

Medtronic, Inc.	223,000	10,840,030

Stryker Corp.	53,000	4,505,530

Zimmer Holdings, Inc.(a)	145,040	10,210,816

		50,703,269

Health Care Facilities–4.44%
Community Health Systems Inc.(a)	146,300	3,888,654

Health Management Associates, Inc.–Class A	171,300	4,111,200

Triad Hospitals, Inc.(a)	108,200	3,599,814

Universal Health Services, Inc.–Class B	65,500	3,518,660

		15,118,328

Health Care Services–3.79%
AdvancePCS(a)	80,800	4,254,928

Caremark Rx, Inc.(a)	155,800	3,946,414

Medco Health Solutions, Inc.(a)	138,982	4,723,998

		12,925,340

Household Products–3.45%
Procter & Gamble Co. (The)	117,800	11,765,864

Managed Health Care–15.26%
Aetna Inc.	152,300	10,292,434

Anthem, Inc.(a)	146,000	10,950,000

Coventry Health Care, Inc.(a)	105,300	6,790,797

Health Net Inc.(a)	120,100	3,927,270

Mid Atlantic Medical Services, Inc.(a)	50,700	3,285,360

UnitedHealth Group Inc.	177,300	10,315,314

WellPoint Health Networks Inc.(a)	66,400	6,440,136

		52,001,311

	Shares	Market Value

Pharmaceuticals–30.37%
Abbott Laboratories	247,880	$11,551,208

Allergan, Inc.	87,200	6,697,832

Barr Pharmaceuticals Inc.(a)	42,400	3,262,680

Bristol-Myers Squibb Co.	423,500	12,112,100

Forest Laboratories, Inc.(a)	188,100	11,624,580

Johnson & Johnson	181,383	9,370,246

Lilly (Eli) & Co.	146,500	10,303,345

Pfizer Inc.	336,202	11,878,017

Pharmaceutical HOLDRs Trust	149,200	11,861,400

Pharmaceutical Resources, Inc.(a)	53,300	3,472,495

Valeant Pharmaceuticals International	80,500	2,024,575

Wyeth	219,200	9,305,040

		103,463,518

Total Domestic Stocks & Other Equity Interests (Cost $236,391,160)		276,794,509

Foreign Stocks–16.27%

Israel–2.72%
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	163,360	9,264,146

Switzerland–9.11%
Alcon, Inc. (Health Care Supplies)	140,900	8,530,086

Novartis A.G.–ADR (Pharmaceuticals)	263,426	12,088,619

Roche Holding A.G. (Pharmaceuticals)	103,474	10,406,628

		31,025,333

United Kingdom–4.44%
AstraZeneca PLC–ADR (Pharmaceuticals)	68,000	3,289,840

Shire Pharmaceuticals Group PLC–ADR (Pharmaceuticals)(a)	368,700	10,710,735

Smith & Nephew PLC (Health Care Supplies)	135,000	1,131,092

		15,131,667

Total Foreign Stocks (Cost $42,176,959)		55,421,146

Money Market Funds–4.23%
INVESCO Treasurer's Series Money Market Reserve Fund (Cost $14,419,265)(b)	14,419,265	$14,419,265

TOTAL INVESTMENTS–101.74% (Cost $292,987,384)		346,634,920

OTHER ASSETS LESS LIABILITIES–(1.74%)		(5,923,913)

NET ASSETS–100.00%		$340,711,007

InvestmentAbbreviations:
ADR –American Depositary Receipt
HOLDRs – Holding Company Depositary Receipts

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HEALTH SCIENCES FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $278,568,119)	$332,215,655

Investments in affiliated money market funds (cost $14,419,265)	14,419,265

Receivables for:
Investments sold	1,730,067

Capital stock sold	309,485

Dividends	171,511

Due from advisor	102

Investment for deferred compensation and retirement plans	16,777

Total assets	348,862,862

Liabilities:
Payables for:
Interest expense	95

Investments purchased	7,982,731

Capital stock reacquired	141,141

Deferred compensation and retirement plans	19,954

Accrued transfer agent fees	407

Accrued operating expenses	7,527

Total liabilities	8,151,855

Net assets applicable to shares outstanding	$340,711,007

Net assets consist of:
Capital (par value and additional paid-in)	$379,227,685

Undistributed net investment income (loss)	(16,312)

Undistributed net realized gain (loss) from investment securities and foreign currencies	(92,148,496)

Unrealized appreciation of investment securities and foreign currencies	53,648,130

$340,711,007

Capital stock, $0.01 par value per share:
Authorized	100,000,000

Outstanding	19,391,839

Net asset value per share	$17.57

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $47,875)	$2,277,143

Dividends and interest from affiliates*	37,857

Interest	54,235

Total investment income	2,369,235

Expenses:
Advisory fees	2,027,613

Administrative services fees	726,423

Custodian fees	40,972

Transfer agent fees	6,497

Printing and postage	19,217

Directors’ fees	18,182

Other	59,261

Total expenses	2,898,165

Less: Fees waived and expense offset arrangements	(1,756)

Net expenses	2,896,409

Net investment income (loss)	(527,174)

Realized and unrealized gain (loss) from investment securities and foreign currencies
Net realized gain (loss) from:
Investment securities	27,622,229

Foreign currencies	(3,209)

27,619,020

Change in net unrealized appreciation (depreciation) of:
Investment securities	39,087,013

Foreign currencies	(200,026)

38,886,987

Net gain from investment securities and foreign currencies	66,506,007

Net increase in net assets resulting from operations	$65,978,833

*	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HEALTH SCIENCES FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$(527,174)	$(1,241,573)

Net realized gain (loss) from investment securities and foreign currencies	27,619,020	(63,585,550)

Change in net unrealized appreciation (depreciation) of investment securities and foreign currencies	38,886,987	(19,157,291)

Net increase (decrease) in net assets resulting from operations	65,978,833	(83,984,414)

Share transactions–net:	42,051,544	(26,638,789)

Net increase (decrease) in net assets	108,030,377	(110,623,203)

Net assets:
Beginning of year	232,680,630	343,303,833

End of year (including undistributed net investment income (loss) of $(16,312) and $(9,545) for 2003 and 2002, respectively)	$340,711,007	$232,680,630

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – HEALTH SCIENCES FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO VIF-Health Sciences Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – HEALTH SCIENCES FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $102.

During the year ended December 31, 2003, the Fund made no reimbursements to IFG. IFG is entitled to reimbursement from a Fund that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause the Fund to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $726,423 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Directors to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$61,656,137	$(47,236,872)	$—	$14,419,265	$28,501	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$106,498,875	$(106,498,875)	$—	$—	$9,078	$—

Total	$—	$168,155,012	$(153,735,747)	$—	$14,419,265	$37,579	$—

*	Dividend income is net of fees paid to security lending counterparties of $17,307.

NOTE 4—Advances to Affiliates

Pursuant to an exemptive order from the SEC the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 12/31/2002	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 12/31/2003	Interest Income

INVESCO Dynamics Fund	$—	$5,340,000	$(5,340,000)	$—	$203

INVESCO Select Income Fund	—	2,292,000	(2,292,000)	—	75

	$—	$7,632,000	$(7,632,000)	$—	$278

NOTE 5—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $1,654 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $1,654.

NOTE 6—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding the Company, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. Certain former Directors also participate in a retirement plan and receive benefits under such plan.

NOTE 7—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $15,633 per day with a weighted average interest rate of 1.51% and incurred interest expense of $235.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can

INVESCO VIF – HEALTH SCIENCES FUND

borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. During the year ended December 31, 2003, the amounts outstanding averaged $6,027 per day with a weighted average interest rate of 1.56% and incurred interest expense of $95. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, there were no securities on loan to brokers. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $9,078 for securities lending transactions.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$50,903,945

Temporary book/tax differences	(12,027)

Capital loss carryforward	(89,404,313)

Post-October currency loss deferral	(4,283)

Capital (par value and additional paid-in)	379,227,685

Total net assets	$340,711,007

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $594.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund utilized $17,196,388 of capital loss carryforward in the current period to offset net realized capital gain for Federal Income Tax purposes. The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

December 31, 2009	$29,891,478

December 31, 2010	59,512,835

Total capital loss carryforward	$89,404,313

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $342,374,421 and $300,489,877, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$51,084,680

Aggregate unrealized (depreciation) of investment securities	(181,329)

Net unrealized appreciation of investment securities	$50,903,351

Cost of investments for tax purposes is $295,731,569.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2003, undistributed net investment income (loss) was increased by $520,407, undistributed net realized gains increased by $3,209 and paid in capital decreased by $523,616. This reclassification had no effect on the net assets of the Fund.

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 12—Capital Stock Information

Changes in Shares Outstanding

	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount

Sold	10,447,367	$160,036,244	15,864,086	$251,863,261

Reacquired	(7,974,644)	(117,984,700)	(17,805,792)	(278,502,050)

	2,472,723	$42,051,544	(1,941,706)	$(26,638,789)

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001	2000	1999

Net asset value, beginning of period	$13.75		$18.20	$20.89	$16.02	$15.29

Income from investment operations:
Net investment income (loss)	(0.03)		(0.00)	(0.01)	0.05	0.02

Net gains (losses) on securities (both realized and unrealized)	3.85		(4.45)	(2.62)	4.84	0.72

Total from investment operations	3.82		(4.45)	(2.63)	4.89	0.74

Less distributions:
Dividends from net investment income	—		—	(0.06)	(0.00)	(0.01)

Distributions from net realized gains	—		—	—	(0.02)	—

Total distributions	—		—	(0.06)	(0.02)	(0.01)

Net asset value, end of period	$17.57		$13.75	$18.20	$20.89	$16.02

Total return(a)	27.78%		(24.45)%	(12.59)%	30.54%	4.86%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$340,711		$232,681	$343,304	$353,398	$11,652

Ratio of expenses to average net assets	1.07	%(b)	1.07%	1.06%	1.07%	1.48	%(c)

Ratio of net investment income (loss) to average net assets	(0.20	)%(b)	(0.43)%	(0.38)%	0.68%	0.36%

Portfolio turnover rate	114%		130%	88%	145%	173%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns do not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(b)	Ratios are based on average daily net assets of $270,348,453.
(c)	After fee waivers. Ratio of expenses to average net assets prior to fee waivers was 2.85% for the year ended December 31, 1999.

NOTE 14—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 14—Legal Proceedings—continued

investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – HEALTH SCIENCES FUND

NOTE 15—Significant Events

The following proposals, approved by the Board of Directors on December 9, 2003, will be put to a shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – HEALTH SCIENCES FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Health Sciences Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Health Sciences Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – HEALTH SCIENCES FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Interested Persons

Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Directors

Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Larry Soll, Ph.D. — 1942 Director	1997	Retired	None

[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – HEALTH SCIENCES FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Other Officers

Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A

Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A

Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

Required Federal Income Tax Information (Unaudited)

Of ordinary dividends paid to shareholders during the Fund’s tax year ended December 31, 2003, 100% is eligible for the dividends received deduction for corporations.

INVESCO VIF – HEALTH SCIENCES FUND

INVESCO VIF-Technology Fund

December 31, 2003

Annual Report

INVESCO VIF-TECHNOLOGY FUND

seeks capital growth.

This report may be distributed only to shareholders or to persons who have received a current fund and product prospectus. Please read the prospectus carefully and consider the investment objectives, risks, and charges and expenses of the investment carefully before investing.

Not FDIC Insured. May Lose Value. No bank guarantee.

INVESCO Distributors, Inc.,SM Distributor

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	INVESCO VIF-TECHNOLOGY FUND

Strength in technology lifts fund performance

For the year ended December 31, 2003, INVESCO VIF-Technology Fund returned 45.29%. For the same period, the fund’s broad market index, the S&P 500® Index, returned 28.67%. The fund outperformed the S&P 500 Index because of its emphasis on information technology stocks.

Market conditions

As noted above, the S&P 500 Index provided positive returns for the year ended December 31, 2003. It declined at the beginning of 2003, dropping to its lowest level of the year on March 11, and then rallied. All sectors of the S&P 500 Index recorded gains for the year, but information technology was the best-performing sector, returning 46.55%.

The nation’s gross domestic product, generally considered the broadest measure of economic activity, expanded at an annualized rate of 1.4% in the first quarter, 3.1% in the second quarter, 8.2% in the third quarter, and 4.0% in the fourth quarter of 2003. According to Bloomberg, as of the close of the year, approximately 64% of the companies in the S&P 500 Index had reported third-quarter earnings that exceeded analysts’ expectations. The job market, while improving, continued to be weak, however; the nation’s unemployment rate stood at 5.7% at the close of the year. For the first half of the year, the Federal Reserve kept the short-term federal funds rate at 1.25%. On June 25, 2003, it reduced that rate to 1.00%, its lowest level since 1958.

The Semiconductor Industry Association, a trade group, reported that worldwide sales of semiconductors increased 4.5% from October to November 2003, and that sales rose 25.7% from November 2002 to November 2003. A survey of more than 600 technology executives conducted by Gartner, Inc. and Soundview Technology Group showed those executives were increasingly confident about the sustainability of higher capital spending.

In a speech, Federal Open Market Committee member Ben Bernanke said that while “downside risks to the economy remain, … finally, the business sector appears to have emerged from its funk. Corporate investment has been strong, particularly in equipment and software.”

Your fund

After three difficult years, information technology stocks returned to investor favor in 2003. As investors grew increasingly confident about economic and market trends, they rotated into technology stocks, many of which have historically led recoveries—and have the potential to outperform as markets recover. Unfortunately, within the information technology sector, many of the strongest-performing stocks were either stocks of small-cap companies or stocks of companies with balance sheets that did not meet our fundamental stock-selection criteria. As a result, both groups tended to be absent from our portfolio.

Nonetheless, the fund performed well for the year—particularly its semiconductor, communications semiconductor, and storage stocks. Because we believe that semiconductor stocks have a high degree of operating leverage (which means that even a relatively modest increase in revenue can have a fairly dramatic effect on earnings), we added to our semiconductor holdings during the year.

Communications semiconductors is one group that we believe has bottomed but has yet to experience any dramatic improvement. Stocks of companies in the computer storage and peripherals industry did well despite a downturn in capital expenditures, because storage has remained a priority for corporate chief information officers.

There were some industries that hindered fund performance, however. Even though our software holdings provided positive absolute returns, the group’s performance was somewhat of a disappointment to us—particularly since we were overweight the industry. Stock selection was an issue in this industry, with the stocks of profitable, more established software companies generally underperforming those of unprofitable, more speculative companies. Also, because we underestimated the upside

TOP 10 EQUITY HOLDINGS* as of 12/31/03		TOP INDUSTRIES* as of 12/31/03		FUND VS. INDEX
1. Intel Corp.	4.9%	1. Semiconductors	21.2%	Total returns 12/31/02–12/31/03
2. Cisco Systems, Inc.	4.9	2. Communications Equipment	18.4	excluding product issuer charges
3. Microsoft Corp.	3.5	3. Application Software	10.7
4. EMC Corp.	2.9	4. Systems Software	10.2	INVESCO VIF-Technology Fund	45.29%
5. Dell Inc.	2.3	5. Semiconductor Equipment	7.5	S&P 500 Index	28.67
6. Yahoo! Inc.	2.2	6. Computer Storage & Peripherals	4.3	Source: Lipper, Inc.
7. Applied Materials, Inc.	2.1	7. Computer Hardware	4.1
8. VERITAS Software Corp.	1.9	8. Internet Software & Services	3.7	TOTAL NUMBER OF HOLDINGS*	105
9. Texas Instruments Inc.	1.9	9. Electronic Manufacturing Services	3.5	TOTAL NET ASSETS	$171.5 million
10. QUALCOMM Inc.	1.8	10. Internet Retail	2.5

Portfolio Management Team

As of 12/31/03

Chris Dries

Michelle Fenton

William R. Keithler

*	Excludes money market fund holdings and is based on total net assets.

The fund’s holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

INVESCO VIF-TECHNOLOGY FUND

potential of Internet stocks, the fund was underweight in such stocks, and that detracted from fund performance.

Among individual holdings, Cisco helped fund performance while Celestica hindered fund performance. In November, Cisco announced that its revenues and earnings increased from the first quarter of fiscal 2003 to the first quarter of 2004, and that its first quarter 2004 earnings exceeded those of the fourth quarter of 2003. The company’s chief executive said in December that his company’s customers appeared to be increasing their information technology spending plans. Celestica, a leading electronics manufacturing services company, has been hurt by the downturn in the information technology sector. While other firms have seen their earnings improve, Celestica’s third quarter 2003 revenues and earnings were below those of the third quarter of 2002.

In closing

We were pleased to provide shareholders with positive total return for the year ended December 31, 2003, by investing in stocks of companies in technology-related industries. Throughout the year, we remained broadly diversified within the information technology sector, concentrating on companies that we believe have market-leading positions in their industries, strong management teams with solid track records, financial strength, and proprietary products.

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/03
Inception (5/20/97)	2.76%
5 Years	-3.67
1 Year	45.29

Current performance may be lower or higher than the performance data quoted. Past performance cannot guarantee comparable future results. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Please see your financial advisor for more current month-end performance. Fund performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value. The fund’s investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost.

INVESCO variable investment funds are offered through insurance company separate accounts to fund variable annuity contracts and variable life insurance policies, and through certain pension or retirement plans. Performance figures given represent the fund and are not intended to reflect actual variable product values. They do not reflect sales charges, expenses and fees at the separate account level. Sales charges, expenses and fees, which are determined by the product issuers, will vary and will lower the total return.

Principal risks of investing in the fund

Investing in a single-sector or single-region mutual fund involves greater risk and potential reward than investing in a more diversified fund.

Investing in small and mid-size companies involves risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock price fluctuations and illiquidity.

International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund’s foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies. The fund may invest up to 25% of its assets in the securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

Portfolio turnover is greater than most funds, which may affect performance.

About indexes used in this report

The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

Bloomberg, Inc., is a well-known independent financial research and reporting firm.

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-959-4246, or on the AIM Web site, AIMinvestments.com.

RESULTS OF A $10,000 INVESTMENT

5/20/97–12/31/03

Index data from 5/31/97

Past performance cannot guarantee comparable future results.

In evaluating this chart, please note that the chart uses a logarithmic scale along the vertical axis (the value scale). This means that each scale increment always represents the same percent change in price; in a linear chart each scale increment always represents the same absolute change in price. In this example, the scale increment between $5,000 and $10,000 is the same as that between $10,000 and $20,000. In a linear chart, the latter scale increment would be twice as large. The benefit of using a logarithmic scale is that it better illustrates performance during the fund’s early years before reinvested distributions and compounding create the potential for the original investment to grow to very large numbers. Had the chart used a linear scale along its vertical axis, you would not be able to see as clearly the movements in the value of the fund and the indexes during the fund’s early years. We use a logarithmic scale in financial reports of funds that have more than five years of performance history.

Schedule of Investments

December 31, 2003

	Shares	Market Value

Domestic Common Stocks & Other Equity Interests–85.12%

Application Software–7.58%
BEA Systems, Inc.(a)	210,900	$2,594,070

Citrix Systems, Inc.(a)	43,400	920,514

Fair Issac Corp.	16,000	786,560

FileNET Corp.(a)	41,100	1,112,988

Intuit Inc.(a)	37,100	1,962,961

Mercury Interactive Corp.(a)	38,200	1,858,048

Siebel Systems, Inc.(a)	152,400	2,113,788

Software HOLDRs Trust	43,600	1,658,108

		13,007,037

Biotechnology–0.48%
Gilead Sciences, Inc.(a)	14,300	831,402

Broadcasting & Cable TV–0.92%
Comcast Corp.–Class A(a)	22,600	742,862

Cox Communications, Inc.–Class A(a)	24,400	840,580

		1,583,442

Communications Equipment–15.29%
3Com Corp.(a)	103,700	847,229

ADTRAN, Inc.	23,210	719,510

Advanced Fibre Communications, Inc.(a)	35,300	711,295

Avaya Inc.(a)	86,200	1,115,428

Cisco Systems, Inc.(a)	344,600	8,370,334

Comverse Technology, Inc.(a)	24,100	423,919

Corning Inc.(a)	122,100	1,273,503

Emulex Corp.(a)	65,900	1,758,212

Foundry Networks, Inc.(a)	32,400	886,464

Juniper Networks, Inc.(a)	86,800	1,621,424

Lucent Technologies Inc.(a)	140,800	399,872

McDATA Corp.–Class A(a)	79,400	756,682

Motorola, Inc.	75,600	1,063,692

NetScreen Technologies, Inc.(a)	16,100	398,475

QLogic Corp.(a)	31,500	1,625,400

QUALCOMM Inc.	57,150	3,082,100

Sonus Networks, Inc.(a)	25,400	192,024

Sycamore Networks, Inc.(a)	111,300	583,212

UTStarcom, Inc.(a)	10,800	400,356

		26,229,131

Computer Hardware–4.13%
Dell Inc.(a)	115,400	3,918,984

Hewlett-Packard Co.	32,100	737,337

International Business Machines Corp.	26,200	2,428,216

		7,084,537

	Shares	Market Value

Computer Storage & Peripherals–4.31%
EMC Corp.(a)	380,500	$4,916,060

Network Appliance, Inc.(a)	120,500	2,473,865

		7,389,925

Data Processing & Outsourced Services–0.98%
Affiliated Computer Services, Inc.–Class A(a)	15,600	849,576

Paychex, Inc.	22,500	837,000

		1,686,576

Electronic Equipment Manufacturers–1.11%
Amphenol Corp.–Class A(a)	18,700	1,195,491

Vishay Intertechnology, Inc.(a)	30,900	707,610

		1,903,101

Electronic Manufacturing Services–2.29%
Jabil Circuit, Inc.(a)	55,000	1,556,500

KEMET Corp.(a)	25,400	347,726

Sanmina–SCI Corp.(a)	119,000	1,500,590

Solectron Corp.(a)	87,700	518,307

		3,923,123

Health Care Equipment–0.96%
Boston Scientific Corp.(a)	44,600	1,639,496

Home Entertainment Software–0.62%
Electronic Arts Inc.(a)	22,100	1,055,938

Internet Retail–2.46%
eBay Inc.(a)	41,600	2,686,944

InterActiveCorp.(a)	44,940	1,524,814

		4,211,758

Internet Software & Services–3.69%
VeriSign, Inc.(a)	155,300	2,531,390

Yahoo! Inc.(a)	83,900	3,789,763

		6,321,153

IT Consulting & Other Services–0.50%
Anteon International Corp.(a)	23,700	854,385

Movies & Entertainment–1.20%
Time Warner Inc.(a)	114,800	2,065,252

Office Electronics–0.49%
Zebra Technologies Corp.–Class A(a)	12,600	836,262

Other Diversified Financial Services–0.16%
BlueStream Ventures L.P.(a)(b)(c)(d)(e)	900,000	280,827

INVESCO VIF – TECHNOLOGY FUND

	Shares	Market Value

Semiconductor Equipment–6.57%
Applied Materials, Inc.(a)	163,600	$3,672,820

Asyst Technologies, Inc.(a)	27,600	478,860

Axcelis Technologies, Inc.(a)	28,400	290,248

KLA-Tencor Corp.(a)	29,400	1,724,898

Lam Research Corp.(a)	85,600	2,764,880

Novellus Systems, Inc.(a)	28,300	1,190,015

Teradyne, Inc.(a)	45,300	1,152,885

		11,274,606

Semiconductors–19.73%
Agere Systems Inc.–Class A(a)	122,200	372,710

Altera Corp.(a)	90,100	2,045,270

Analog Devices, Inc.	34,000	1,552,100

Broadcom Corp.–Class A(a)	59,900	2,041,991

Cypress Semiconductor Corp.(a)	63,500	1,356,360

Fairchild Semiconductor International, Inc.(a)	13,400	334,598

Integrated Circuit Systems, Inc.(a)	9,400	267,806

Intel Corp.	261,300	8,413,860

Intersil Corp.–Class A	47,900	1,190,315

Linear Technology Corp.	57,000	2,397,990

Maxim Integrated Products, Inc.	52,900	2,634,420

Microchip Technology Inc.	65,875	2,197,590

National Semiconductor Corp.(a)	42,200	1,663,102

PMC-Sierra, Inc.(a)	32,600	656,890

Texas Instruments Inc.	111,100	3,264,118

Vitesse Semiconductor Corp.(a)	173,800	1,020,206

Xilinx, Inc.(a)	63,100	2,444,494

		33,853,820

Systems Software–10.22%
Adobe Systems Inc.	28,100	1,104,330

Computer Associates International, Inc.	66,800	1,826,312

Microsoft Corp.	220,700	6,078,078

Oracle Corp.(a)	194,800	2,571,360

Symantec Corp.(a)	77,400	2,681,910

VERITAS Software Corp.(a)	88,200	3,277,512

		17,539,502

Wireless Telecommunication Services–1.43%
Nextel Communications, Inc.–Class A(a)	55,700	1,562,942

Nextel Partners, Inc.–Class A(a)	66,100	889,045

		2,451,987

Total Domestic Common Stocks & Other Equity Interests (Cost $114,475,976)		146,023,260

	Shares	Market Value

Foreign Stocks–12.99%

Bermuda–1.43%
Accenture Ltd.–Class A (IT Consulting & Other Services)(a)	51,600	$1,358,112

Marvell Technology Group Ltd. (Semiconductors)(a)	28,800	1,092,384

		2,450,496

Canada–1.41%
Cognos, Inc. (Application Software)(a)	35,700	1,093,134

Nortel Networks Corp. (Communications Equipment)(a)	314,200	1,329,066

		2,422,200

Finland–0.71%
Nokia Oyj–ADR (Communications Equipment)	71,900	1,222,300

France–1.19%
Alcatel S.A.–ADR (Communications Equipment)(a)	95,300	1,224,605

Business Objects S.A.–ADR (Application Software)(a)	23,800	825,146

		2,049,751

Germany–1.53%
SAP A.G.–ADR (Application Software)	63,000	2,618,280

Israel–0.46%
Teva Pharmaceutical Industries Ltd.–ADR (Pharmaceuticals)	13,900	788,269

Japan–0.28%
NEC Electronics Corp. (Semiconductors) (Acquired 8/19/2003; Cost $388,189)(b)	6,600	481,967

Netherlands–0.89%
ASML Holding N.V.–New York Shares (Semiconductor Equipment)(a)	76,500	1,533,825

Singapore–1.59%
Chartered Semiconductor Manufacturing Ltd.–ADR (Semiconductors)(a)	63,000	634,410

Flextronics International Ltd. (Electronic Manufacturing Services)(a)	140,600	2,086,504

		2,720,914

South Korea–0.67%
Samsung Electronics Co., Ltd.–GDR REGS (Electronic Equipment Manufacturers) (Acquired 4/30/2002-3/26/2003; Cost $842,224)(b)(c)	6,100	1,146,800

Sweden–0.90%
Telefonaktiebolaget (LM) Ericsson–ADR (Communications Equipment)(a)	86,800	1,536,360

Taiwan–1.13%
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR (Semiconductors)(a)	127,879	1,309,481

United Microelectronics Corp.–ADR (Semiconductors)(a)	127,781	632,516

		1,941,997

INVESCO VIF – TECHNOLOGY FUND

	Shares	Market Value

United Kingdom–0.80%
Amdocs Ltd. (Application Software)(a)	37,180	$835,807

Vodafone Group PLC–ADR (Wireless Telecommunication Services)	21,500	538,360

		1,374,167

Total Foreign Stocks (Cost $20,199,549)		22,287,326

	Number of Contracts	Exercise Price	Expiration Date

Options Purchased–0.03%

Electronic Manufacturing Services–0.03%
Flextronics International Ltd. (Singapore) (Cost $97,850)	703	$15	Jan-04	43,937

	Shares	Market Value

Money Market Funds–0.78%
INVESCO Treasurer’s Series Money Market Reserve Fund (Cost $1,337,807)(f)	1,337,807	$1,337,807

TOTAL INVESTMENTS–98.92% (excluding investments purchased with cash collateral from securities loaned) (Cost $136,111,182)		169,692,330

Investments Purchased With Cash Collateral From Securities Loaned

Money Market Funds–0.22%
INVESCO Treasurer’s Series Money Market Reserve Fund(f)(g)	382,325	382,325

Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $382,325)		382,325

TOTAL INVESTMENTS–99.14% (Cost $136,493,507)		170,074,655

OTHER ASSETS LESS LIABILITIES–0.86%		1,471,442

NET ASSETS–100.00%		$171,546,097

Investment Abbreviations:

ADR	–AmericanDepositary Receipt
GDR	–GlobalDepositary Receipt
HOLDERS	–HoldingCompany Depositary Receipts
REGS	–RegulationS

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 12/31/03 was $1,909,594, which represented 1.11 % of the Fund’s net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Security considered to be illiquid. The aggregate market value of these securities considered illiquid at 12/31/03 was $1,427,627 which represented 0.83% of the Fund’s net assets.
(d)	Security fair valued in accordance with the procedures established by the Board to Directors.
(e)	The Fund has a remaining commitment of $600,000 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement.
(f)	The Fund’s advisor and the money market fund’s advisor are affiliated by both being under the common control of AMVESCAP PLC. See Note 3.
(g)	The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 3.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TECHNOLOGY FUND

Statement of Assets and Liabilities

December 31, 2003

Assets:
Investments, at market value (cost $134,773,375)*	$168,354,523

Investments in affiliated money market funds (cost $1,720,132)	1,720,132

Receivables for:
Investments sold	868,313

Capital stock sold	1,193,017

Dividends	12,363

Amount due from advisor	1,540

Investment for deferred compensation and retirement plans	11,220

Total assets	172,161,108

Liabilities:
Payables for:
Capital stock reacquired	207,784

Deferred compensation and retirement plans	13,538

Collateral upon return of securities loaned	382,325

Accrued operating expenses	11,364

Total liabilities	615,011

Net assets applicable to shares outstanding	$171,546,097

Net assets consist of:
Capital (par value and additional paid-in)	$662,779,138

Undistributed net investment income (loss)	(9,203)

Undistributed net realized gain (loss) from investment securities, foreign currencies and option contracts	(524,804,986)

Unrealized appreciation of investment securities and option contracts	33,581,148

$171,546,097

Capital stock, $0.01 par value per share:
Authorized	100,000,000

Outstanding	14,450,853

Net asset value per share	$11.87

*	At December 31, 2003, securities with an aggregate market value of $376,730 were on loan to brokers.

Statement of Operations

For the year ended December 31, 2003

Investment income:
Dividends (net of foreign withholding tax of $14,239)	$278,284

Dividends and interests from affiliates**	22,563

Interest	40,562

Total investment income	341,409

Expenses:
Advisory fees	1,027,939

Administrative services fees	373,205

Custodian fees	29,699

Transfer agent fees	13,009

Trustees’ fees	14,517

Other	56,560

Total expenses	1,514,929

Less: Fees waived, expenses reimbursed and expense offset arrangements	(2,623)

Net expenses	1,512,306

Net investment income (loss)	(1,170,897)

Realized and unrealized gain (loss) from investment securities, foreign currencies and option contracts:
Net realized gain (loss) from:
Investment securities	(17,655,356)

Foreign currencies	102

Option contracts written	302,604

(17,352,650)

Change in net unrealized appreciation (depreciation) of:
Investment securities	67,472,755

Option contracts written	(65,006)

67,407,749

Net gain from investment securities, foreign currencies and option contracts	50,055,099

Net increase in net assets resulting from operations	$48,884,202

**	Dividends from affiliated money market funds are net of fees paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TECHNOLOGY FUND

Statement of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	2003	2002

Operations:
Net investment income (loss)	$(1,170,897)	$(1,520,716)

Net realized gain (loss) from investment securities, foreign currencies and option contracts	(17,352,650)	(148,867,842)

Change in net unrealized appreciation of investment securities, and option contracts	67,407,749	42,638,096

Net increase (decrease) in net assets resulting from operations	48,884,202	(107,750,462)

Share transactions–net:
Series I	17,153,701	(26,994,097)

Net increase (decrease) in net assets	66,037,903	(134,744,559)

Net assets:
Beginning of year	105,508,194	240,252,753

End of year (including undistributed net investment income (loss) of $(9,203) and $(7,896) for 2003 and 2002, respectively)	$171,546,097	$105,508,194

See accompanying notes which are an integral part of the financial statements.

INVESCO VIF – TECHNOLOGY FUND

Notes to Financial Statements

December 31, 2003

NOTE 1—Significant Accounting Policies

INVESCO V.I.F. Technology Fund (the “Fund”) is a series portfolio of INVESCO Variable Investment Funds, Inc. (the “Company”). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of thirteen separate portfolios. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The Fund’s shares are not offered directly to the public but are sold exclusively to life insurance companies (“Participating Insurance Companies”) as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of the Participating Insurance Companies. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund’s investment objective is to seek capital growth. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company’s officers in a manner specifically authorized by the Board of Directors of the Company. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Directors. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Repurchase Agreements — Repurchase agreements purchased by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund’s custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.
C.	Securities Transactions and Investment Income —Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
D.	Distributions — Distributions from income and net realized capital gains, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

INVESCO VIF – TECHNOLOGY FUND

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. Any capital loss carryforwards listed are reduced for limitations, if any, to the extent required by the Internal Revenue Code.
F.	Foreign Currency Translations — Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from, (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
G.	Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
H.	Covered Call Options — The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

I.	Put Options — The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Company has entered into an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”) to serve as the Fund’s investment advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to IFG at the annual rate of 0.75% of the Fund’s average net assets. IFG has voluntarily agreed to waive advisory fees and/or reimburse expenses (excluding interest, taxes, brokerage commissions, extraordinary items and increases in expenses due to expense offset arrangements, excluding directed brokerage, if any) to the extent necessary to limit total annual operating expenses of the Class to 1.25%. Voluntary expense limitations may be modified or discontinued at any time without further notice to investors after April 30, 2004 upon consultation with the Board of Directors. Further, the advisor has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee that the advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the year ended December 31, 2003, the advisor waived fees of $238.

During the year ended December 31, 2003, IFG reimbursed expenses of the Fund of $1,422. IFG is entitled to reimbursement from a Fund share class that has had fees and expenses absorbed pursuant to these arrangements if such reimbursements do not cause a share class to exceed the then current expense limitations and the reimbursement is made within three years after IFG incurred the expense. At December 31, 2003, there is no reimbursement that may potentially be made by the Fund to IFG. During the year ended December 31, 2003, the Fund made no reimbursement to IFG.

Pursuant to a master administrative services agreement with IFG, the Fund has agreed to pay IFG for certain administrative costs incurred in providing accounting services to the Fund. IFG may pay all or a portion of the administrative service fees to insurance companies for providing certain administrative services to participants of separate accounts. For the year ended December 31, 2003, IFG was paid $373,205 for such.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”), formerly known as A I M Fund Services, Inc., a fee for providing transfer agency and shareholder services to the Fund. For the period October 1, 2003 to December 31, 2003 that AISI was the transfer agent, AISI retained $1,260 for such services. Prior to October 1, 2003, the Company had a transfer agency and service agreement with IFG. IFG retained $3,740 for such services.

The Company has entered into a master distribution agreement with INVESCO Distributors, Inc. (“IDI”) to serve as the distributor for the Fund.

Certain officers and directors of the Fund are also officers and directors of IFG and/or IDI.

INVESCO VIF – TECHNOLOGY FUND

NOTE 3—Investments in Affiliates

The Fund is permitted pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Directors to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. Each day the prior day’s balance invested in the affiliated money market fund is redeemed in full and a new purchase amount is submitted to invest the current day’s available cash and/or cash collateral received from securities lending transactions. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended December 31, 2003.

Investments of Daily Available Cash Balances:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$—	$38,225,323	$(36,887,516)	$—	$1,337,807	$16,766	$—

Investments of Cash Collateral from Securities Lending Transactions:

	Market Value 12/31/2002	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 12/31/2003	Dividend Income*	Realized Gain (Loss)

INVESCO Treasurer’s Series Money Market Reserve Fund	$359,332	$25,865,659	$(25,842,666)	$—	$382,325	$5,427	$—

Total	$359,332	$64,090,982	$(62,730,182)	$—	$1,720,132	$22,203	$—

*	Dividend income is net of fees paid to security lending counterparties of $183.

NOTE 4—Advances to Affiliates

Pursuant to an exemptive order from the SEC the advisor established an interfund lending facility that the Fund may participate in for temporary borrowings by the AIM and INVESCO funds. An interfund loan will be made only if the loan rate is favorable to both parties. Advances were made to the following affiliated investment companies during the period:

Transactions During the Period

	Advances Outstanding 12/31/2002	Increases in Advances to Affiliates	Decreases in Advances to Affiliates	Advances Outstanding 12/31/2003	Interest Income

INVESCO Small Company Growth Fund	$—	$9,500,000	$(9,500,000)	$—	$360

NOTE 5—Expense Offset Arrangements

Indirect expenses under expense offset arrangements are comprised of custodian credits resulting from periodic overnight cash balances at the custodian. For the year ended December 31, 2003, the Fund received reductions in custodian fees of $963 under an expense offset agreement, which resulted in a reduction of the Fund’s total expenses of $963.

NOTE 6—Directors’ Fees

Directors’ fees represent remuneration paid to each Director who is not an “interested person” of IFG. Directors have the option to defer compensation payable by the Company. The Directors deferring compensation have the option to select various AIM and INVESCO Funds, excluding INVESCO Variable Investments Funds, in which all or part of their deferral accounts shall be deemed to be invested.

Current Directors are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Directors over a period of time based on the number of years of service. The Fund may have certain former Directors that also participate in a retirement plan and receive benefits under such plan.

NOTE 7—Borrowings

The Fund may participate in an interfund lending facility that A I M Advisors, Inc. (“AIM”) has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. Under certain circumstances, a loan will be secured by collateral. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2003, the amounts outstanding averaged $10,890 per day with a weighted average interest rate of 1.51% and incurred interest expense of $164.

Effective December 6, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended December 31, 2003.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each Fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended December 31, 2003. The LOC expired December 3, 2003.

Additionally the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated an amount equal to the Federal Funds rate plus 100 basis points.

INVESCO VIF – TECHNOLOGY FUND

NOTE 8—Portfolio Securities Loaned

The Fund has entered into a securities lending agreement with SSB. Under the terms of the agreement, the Fund receives income, recorded monthly, after deduction of other amounts payable to SSB or to the borrower from lending transactions. In exchange for such fees, SSB is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by SSB in the INVESCO Treasurer’s Series Money Market Reserve Fund. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

At December 31, 2003, securities with an aggregate value of $376,730 were on loan to brokers. The loans were secured by cash collateral of $382,325 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2003, the Fund received dividends on cash collateral net of fees paid to counterparties of $5,427 for securities lending transactions.

NOTE 9—Option Contracts Written

Transactions During the Period

	Call Option Contracts		Put Option Contracts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Beginning of year	502	$88,851	—	$—

Written	2,337	430,908	220	34,539

Closed	(1,404)	(303,630)	(220)	(34,539)

Expired	(1,435)	(216,129)	—	—

End of year	—	$—	—	$—

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long-term capital gain distributions paid during the years ended December 31, 2003 and 2002.

Tax Components of Net Assets:

As of December 31, 2003, the components of net assets on a tax basis were as follows:

Unrealized appreciation—investments	$18,718,138

Temporary book/tax differences	(9,203)

Capital loss carryforward	(509,377,072)

Post-October capital loss deferral	(564,904)

Shares of beneficial interest	662,779,138

Total net assets	$171,546,097

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and straddles and the treatment of partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the deferral of director compensation and director retirement plan expenses.

The Fund has a capital loss carryforward for tax purposes which expires as follows:

Expiration	Capital Loss Carryforward

December 31, 2008	$71,523,080

December 31, 2009	253,727,320

December 31, 2010	150,325,206

December 31, 2011	33,801,466

Total capital loss carryforward	$509,377,072

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2003 was $133,499,965 and $116,726,533, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$27,128,042

Aggregate unrealized (depreciation) of investment securities	(8,409,904)

Net unrealized appreciation of investment securities	$18,718,138

Cost of investments for tax purposes is $151,356,517.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses, and partnerships, on December 31, 2003, undistributed net investment income (loss) was increased by $1,169,590, undistributed net realized gains increased by $22,690 and paid in capital decreased by $1,192,280. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Capital Stock Information

Changes in Shares Outstanding

	Year ended December 31,
	2003		2002
	Shares	Amount	Shares	Amount

Sold	13,575,709	$135,267,128	21,387,719	$244,404,692

Reacquired	(12,045,076)	(118,113,427)	(24,095,810)	(271,398,789)

	1,530,633	$17,153,701	(2,708,091)	$(26,994,097)

INVESCO VIF – TECHNOLOGY FUND

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Year ended December 31,
	2003		2002	2001		2000	1999

Net asset value, beginning of period	$8.17		$15.37	$28.37		$37.13	$14.34

Income from investment operations:
Net investment income (loss)	(0.08)		(0.00)	(0.12	)(a)	(0.01)	(0.00)

Net gains (losses) on securities (both realized and unrealized)	3.78		(7.20)	(12.88)		(8.68)	22.79

Total from investment operations	3.70		(7.20)	(13.00)		(8.69)	22.79

Less distributions from net realized gains	—		—	—		(0.07)	—

Net asset value, end of period	$11.87		$8.17	$15.37		$28.37	$37.13

Total return(b)	45.29%		(46.84)%	(45.82)%		(23.42)%	158.93%

Ratios/supplemental data:
Net assets, end of period (000s omitted)	$171,546		$105,508	$240,253		$443,773	$93,992

Ratio of expenses to average net assets:
With fee waivers	1.10	%(c)	1.11%	1.07%		1.02%	1.31	%(d)

Ratio of net investment income (loss) to average net assets	(0.85	)%(c)	(0.96)%	(0.66)%		(0.34)%	(0.40)%

Portfolio turnover rate	89%		92%	88%		82%	95%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not reflect charges at the separate account level which if included would reduce total returns for all periods shown.
(c)	Ratios are based on average daily net assets of $137,058,513.
(d)	After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.52%.

NOTE 15—Legal Proceedings

Your Fund’s investment advisor, INVESCO Funds Group, Inc. (“IFG”), and A I M Advisors, Inc. (“AIM”), are each indirect wholly owned subsidiaries of AMVESCAP PLC (“AMVESCAP”). On November 25, 2003, AIM succeeded IFG as the investment advisor to all of the INVESCO Funds, other than your Fund and the other series portfolios comprising INVESCO Variable Investment Funds, Inc. (“IVIF”).

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

A.    Regulatory Inquiries and Actions

1.    IFG

On December 2, 2003 each of the Securities and Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against IFG and Raymond R. Cunningham, in his capacity as the Chief Executive Officer of IFG. Mr. Cunningham currently holds the positions of Chief Operating Officer and Senior Vice President of A I M Management Group Inc., (the parent of AIM), the position of Senior Vice President of AIM, and the position of Executive Vice President of IVIF. In addition, on December 2, 2003, the State of Colorado filed civil proceedings against IFG. Neither the Fund nor any of the other AIM or INVESCO Funds has been named as a defendant in any of these proceedings.

The SEC complaint alleges that IFG failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that IFG had entered into certain arrangements permitting market timing of the INVESCO Funds. The SEC is seeking injunctions, including permanent injunctions from serving as an investment advisor, officer or director of an investment company; an accounting of all market timing as well as certain fees and compensation received; disgorgement; civil monetary penalties; and other relief.

The NYAG and Colorado complaints make substantially similar allegations. The NYAG is seeking injunctions, including permanent injunctions from directly or indirectly selling or distributing shares of mutual funds; disgorgement of all profits obtained, including fees collected, and payment of all restitution and damages caused, directly or indirectly from the alleged illegal activities; civil monetary penalties; and other relief. The State of Colorado is seeking injunctions; restitution, disgorgement and other equitable relief, civil monetary penalties; and other relief.

In addition, IFG has received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing and related issues concerning the INVESCO Funds. These regulators include the Florida Department of Financial Services, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. IFG has also received more limited inquiries concerning related matters from the United States Department of Labor, NASD, Inc., and the SEC. IFG is providing full cooperation with respect to these inquiries.

INVESCO VIF – TECHNOLOGY FUND

NOTE 15—Legal Proceedings—continued

2.    AIM

AIM has also received inquiries in the form of subpoenas or other oral or written requests for information from various regulators concerning market timing activity, late trading, fair value pricing, and related issues concerning the AIM Funds. AIM has received requests for information and documents concerning these and related matters from the SEC and the Massachusetts Secretary of the Commonwealth. In addition, AIM has received subpoenas concerning these and related matters from the NYAG, the United States Attorney’s Office for the District of Massachusetts, the Commissioner of Securities for the State of Georgia, the Office of the State Auditor for the State of West Virginia, and the Office of the Secretary of State for West Virginia. AIM has also received more limited inquiries from the SEC and NASD, Inc. concerning specific funds, entities and/or individuals, none of which directly bears upon the Fund. AIM is providing full cooperation with respect to these inquiries.

3.    AMVESCAP Response

AMVESCAP is seeking to resolve both the pending regulatory complaints against IFG alleging market timing and the ongoing market timing investigations with respect to IFG and AIM. AMVESCAP recently found, in its ongoing review of these matters, that shareholders were not always effectively protected from the potential adverse impact of market timing and illegal late trading through intermediaries. These findings were based, in part, on an extensive economic analysis by outside experts who have been retained by AMVESCAP to examine the impact of these activities. In light of these findings, AMVESCAP has publicly stated that any AIM or INVESCO Fund, or any shareholders thereof, harmed by these activities will receive full restitution. AMVESCAP has informed regulators of these findings. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and IFG’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

There can be no assurance that AMVESCAP will be able to reach a satisfactory settlement with the regulators, or that any such settlement will not include terms which would have the effect of barring either or both of IFG and AIM, or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company including the Fund. The Fund has been informed by AIM that, if either of these results occurs, AIM will seek exemptive relief from the SEC to permit it to continue to serve as an investment advisor. There can be no assurance that such exemptive relief will be granted. Any settlement with the regulators could also include terms which would bar Mr. Cunningham from serving as an officer or director of any registered investment company.

B.    Private Actions

In addition to the complaints described above, multiple lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain INVESCO Funds, certain AIM Funds, IFG, AIM, A I M Management Group Inc., the parent of AIM, AMVESCAP, certain related entities and certain of their officers, including Mr. Cunningham). The allegations in the majority of the lawsuits are substantially similar to the allegations in the regulatory complaints against IFG described above. Certain other lawsuits allege that certain AIM and INVESCO Funds inadequately employed fair value pricing. Such lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of the Employee Retirement Income Security Act (“ERISA”); (iii) breach of fiduciary duty; and (iv) breach of contract. The lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory damages; restitution; rescission; accounting for wrongfully gotten gains, profits and compensation; injunctive relief; disgorgement; equitable relief; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements with AIM; declaration that the advisory agreement is unenforceable or void; refund of advisory fees; interest; and attorneys’ and experts’ fees.

IFG has removed certain of the state court proceedings to Federal District Court. At a hearing before the Judicial Panel on Multidistrict Litigation concerning the most efficient way to manage the numerous lawsuits alleging market timing in mutual funds throughout the industry, IFG and AIM supported transfer of all cases pending against them to one district for consolidated proceedings. The Panel has not issued a ruling.

Additional lawsuits or regulatory actions arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Fund, IFG, AIM, AMVESCAP and related entities and individuals in the future.

As a result of these developments, investors in the AIM and INVESCO Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

At the present time, management of AIM, IFG and the Fund is unable to estimate the impact, if any, that the outcome of the matters described above may have on the Fund, AIM or IFG.

INVESCO VIF – TECHNOLOGY FUND

NOTE 16—Significant Events

On December 9, 2003, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund would acquire all of the assets of AIM V.I. New Technology Fund and INVESCO VIF–Telecommunications Fund (“Selling Funds”). As a result of the Plan, shareholders of the Selling Funds would receive shares of the Fund in exchange for their shares of the Selling Funds, and the Selling Funds would cease operations. The Plan requires approval of the Selling Funds’ shareholders and will be submitted to the shareholders for their consideration at a special meeting to be held on March 26, 2004. If the Plan is approved by shareholders of the Selling Funds and certain conditions required by the Plan are satisfied, the transaction is expected to become effective on or about April 30, 2004.

In addition, the following proposals, approved by the Board of Directors on December 9, 2003, will be put to a fund shareholder vote at a special meeting on March 26, 2004 and upon shareholder approval will become effective on or about April 30, 2004:

■	The election of Directors as proposed;
■	A new investment advisory agreement between AIM and the Company, under which AIM will serve as the investment advisor for the Fund, and a new sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”), under which INVESCO Institutional will serve as sub-advisor for the Fund.
■	An Agreement and Plan of Reorganization (the “Reorganization”) that provides for the redomestication of the Fund as a series portfolio of AIM Variable Insurance Funds. The Reorganization has been structured as a tax-free reorganization.

Also effective on or about April 30, 2004, A I M Distributors, Inc. will become the Fund’s distributor and will be responsible for the sale of the Fund’s shares.

INVESCO VIF – TECHNOLOGY FUND

Report of Independent Auditors

To the Board of Directors and Shareholders of INVESCO VIF-Technology Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the INVESCO VIF-Technology Fund (one of the funds constituting INVESCO Variable Investment Funds, Inc.; hereafter referred to as the “Fund”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

February 20, 2004

Houston, Texas

INVESCO VIF – TECHNOLOGY FUND

Directors and Officers

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Interested Persons

Mark H. Williamson[1] — 1951 Director, Chairman and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc. (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC — Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

Independent Directors

Bob R. Baker — 1936 Director	1993	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

James T. Bunch — 1942 Director	2000	Co-President and Founder, Green, Manning & Bunch Ltd., (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Gerald J. Lewis — 1933 Director	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Larry Soll, Ph.D. — 1942 Director	1997	Retired	None

[1]	Mr. Williamson is considered an interested person of the Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Company.

INVESCO VIF – TECHNOLOGY FUND

Directors and Officers (continued)

As of January 1, 2004

The address of each director and officer of INVESCO Variable Investment Funds, Inc. (the “Company”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each independent director oversees 96 portfolios in the AIM and INVESCO Funds complex. Mr. Williamson, a director and interested person, oversees 117 portfolios in the AIM and INVESCO Funds complex. The directors serve for the life of the Company, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Company’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Company	Director and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Other Directorship(s) Held by Director

Other Officers

Robert H. Graham — 1946 President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); and Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC — AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC — Managed Products

			N/A

Raymond R. Cunningham — 1951 Executive Vice President	2001

President and Chief Executive Officer, INVESCO Funds Group, Inc.; Chairman and President, INVESCO Distributors, Inc.; Senior Vice President and Chief Operating Officer, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc., AIM Capital Management, Inc., A I M Distributors, Inc., AIM Investment Services Inc. and Fund Management Company

Formerly: Chief Operating Officer and Senior Vice President, INVESCO Funds Group, Inc. and INVESCO Distributors, Inc.; and Senior Vice President GT Global — North America

			N/A

Kevin M. Carome — 1956 Senior Vice President, Chief Legal Officer and Secretary	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Vice President, A I M Capital Management, Inc., A I M Distributors, Inc. and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer and Senior Investment Officer, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco — 1955 Vice President	2003	Managing Director and Chief Research Officer — Fixed Income, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Melville B. Cox — 1943 Vice President	2003	Vice President and Chief Compliance Officer, A I M Advisors, Inc. and A I M Capital Management, Inc.; and Vice President, AIM Investment Services, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Senior Vice President, AIM Investment Services, Inc.; and Vice President, A I M Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

Edgar M. Larsen — 1940 Vice President	2003	Vice President, A I M Advisors, Inc.; and President, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.	N/A

The Statement of Additional Information of the Company includes additional information about the Fund’s Directors and is available upon request, without charge, by calling 1.800.347.4246.

Office of the Fund	Investment Advisor	Distributor	Auditors
11 Greenway Plaza	INVESCO Funds Group, Inc.	INVESCO Distributors, Inc.	PricewaterhouseCoopers LLP
Suite 100	4350 South Monaco Street	11 Greenway Plaza	1201 Louisiana Street
Houston, TX 77046-1173	Denver, CO 80237	Suite 100	Suite 2900
		Houston, TX 77046-1173	Houston, TX 77002-5678

Transfer Agent	Custodian
AIM Investment Services, Inc.	State Street Bank and Trust
P.O. Box 4739	Company
Houston, TX 77210-4739	225 Franklin Street
Boston, MA 02110

INVESCO VIF – TECHNOLOGY FUND

ITEM 2.    CODE OF ETHICS.

As of the end of the period covered by the report, Registrant had adopted a code of ethics (the “Code”) that applied to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. During the period covered by this report, Registrant did not grant any waiver, and does not believe it granted an implicit waiver, from a provision of the Code that is applicable to the PEO and PFO. However, it should be noted that Raymond Cunningham was the PEO of Registrant on October 31, 2003. Since the end of the period covered by this report, the Securities Exchange Commission, the New York State Attorney General’s Office and the Colorado Attorney General’s Office filed civil actions against INVESCO Funds Group, Inc. and Raymond Cunningham alleging violations of various federal and state laws due to selectively permitting market timing.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

The Audit Committee of the Boards of Directors (the “Board”) of INVESCO Variable Investment Funds, Inc. (the “Fund”) was, as of the end of the period covered by this report, composed of three of the Fund’s directors who were not affiliated with the Funds’ investment adviser (INVESCO Funds Group, Inc. [“INVESCO”]) as of the end of the period covered by this report. Each of these Committee members is independent. The Board previously determined that each of the Committee members is “financially literate”.

Under the Sarbanes-Oxley Act, the Fund is required to disclose either (1) that the Board has determined that at least one “audit committee financial expert” is serving on the Audit Committee or that (2) it does not have such an audit committee financial expert. If the Board determines that it does not have an audit committee financial expert, then it must disclose this fact and explain the reasons therefor. The Board determined that none of the members of the Audit Committee meets the technical requirements of the definition of an “audit committee financial expert”. The Fund does not have an “audit committee financial expert” because the Board, based on its previous determination also determined that for the following reasons it is not necessary for registered investment companies such as the Fund, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.	The financial statements of and accounting principles applying to registered investment companies such as the Fund are relatively simple, straightforward and transparent compared to operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 and computed daily), accrual of expenses, allocation of joint expenses shared with other entities such as insurance premiums and disclosures of all related party transactions. Equally important is knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity such as sophisticated derivative transactions and special purpose entities are present in financial reporting for registered investment companies.

2.	During the years that the Fund has been filing financial reports under the 1940 Act since its inception, there has never been a requirement for a financial report or statement to be restated.

3.	The members of the Audit Committee have the experience of a significant number of years serving on this Audit Committee. In the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, the members have an understanding of: the relevant generally accepted accounting principles governing the Fund’s financial statements; tax laws applicable to the Funds; the Fund’s internal accounting controls; and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the Fund.

4.	The Audit Committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees Billed by PricewaterhouseCoopers LLC (“PwC”) Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant in 2003	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2003 Pursuant to Waiver of Pre-Approval Requirement(1)(2)	Fees Billed for Services Rendered to the Registrant in 2002	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2002 Pursuant to Waiver of Pre-Approval Requirement(1)(2)
Audit Fees	$240,566	N/A	$196,700	N/A
Audit-Related Fees(3)	$0	0%	$508	N/A
Tax Fees(4)	$37,700	0%	$33,180	N/A
All Other Fees(5)	$0	0%	$811	N/A

Total Fees	$278,266		$231,199	N/A
PwC billed the Registrant aggregate non-audit fees of $37,700 for the fiscal year ended 2003, and $34,499 for the fiscal year ended 2002, for non-audit services rendered to the Registrant.

(1)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(2)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

(3)	Audit-Related Fees for the fiscal year ended December 31, 2002 includes fees billed for completing agreed upon procedures to report on inter-fund lending.

(4)	Tax Fees for the fiscal year ended December 31, 2003 includes fees billed for reviewing tax returns. Tax Fees for the fiscal year ended December 31, 2002 includes fees billed for reviewing tax returns and consultation services.

(5)	All Other Fees for the fiscal year ended December 31, 2002 includes fees billed for services requested by the Registrant’s Board related to service fees paid to affiliates.

Fees Billed by PwC Related to INVESCO and INVESCO Affiliates

PwC billed INVESCO and INVESCO Affiliates aggregate fees for pre-approved non-audit services rendered to INVESCO and INVESCO Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to INVESCO and INVESCO Affiliates in 2003 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(1)	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2003 Pursuant to Waiver of Pre-Approval Requirement(2)(3)	Fees Billed for Non- Audit Services Rendered to INVESCO and INVESCO Affiliates in 2002 That Were Required to be Pre-Approved by the Registrant’s Audit Committee(1)	Percentage of Fees Billed Applicable to Non-Audit Services Provided in 2002 Pursuant to Waiver of Pre-Approval Requirement(2)(3)
Audit-Related Fees	$0	0%	N/A	N/A
Tax Fees	$0	0%	N/A	N/A
All Other Fees	$0	0%	N/A	N/A

Total Fees	$0		N/A	N/A

PwC billed INVESCO and INVESCO Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2003, and $31,500 for the fiscal year ended 2002, for non-audit services rendered to INVESCO and INVESCO Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to INVESCO, and any entity controlling, controlled by or under common control with INVESCO that provides ongoing services to the Registrant (“INVESCO Affiliates”), that were not required to be pre-approved pursuant to SEC regulations is compatible with maintaining PwC’s independence. The Audit Committee determined that the provision of such services is compatible with PwC maintaining independence with respect the Registrant.

(1)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the fees billed for non-audit services shown in this column only represents fees for pre-approved non-audit services rendered after May 6, 2003, to INVESCO and INVESCO Affiliates.

(2)	Prior to May 6, 2003, the Registrant’s Audit Committee was not required to pre-approve non-audit services. Therefore, the percentage of fees shown in this column only represents fees billed for non-audit services rendered after May 6, 2003, pursuant to a waiver of the pre-approval requirement.

(3)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees billed to the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant’s Audit Committee prior to the completion of the audit by the Audit Committee.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the AIM Funds and the INVESCO Funds (the “Funds”)

Amended November 6, 2003

I.    Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Directors/Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by the Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any proposed services exceeding general pre-approved cost levels or established amounts will also require specific pre-approval by the Audit Committee.

The Audit Committee will annually review and pre-approve the services that may be provided by the Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

II.    Delegation

The Audit Committee may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next-scheduled meeting.

III.    Audit Services

The annual audit services engagement terms and fees will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.    General Pre-Approval of Non-Audit Services

The Audit Committee may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

All Other Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.    Specific Pre-Approval of Non-Audit Services

The Audit Committee may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

VI.    Pre-Approval Fee Levels or Established Amounts

Pre-approval fee levels or established amounts for services to be provided by the Auditor under general pre-approval policies will be set annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

VII.    Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees where possible and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed at the next regularly scheduled Audit Committee meeting of any such services rendered by the Auditor.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment Company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES.

(a)	As of December 18, 2003, an evaluation was performed under the supervision and with the participation of the officers of INVESCO Variable Investment Funds, Inc. (the “Registrant”), including the Principal Executive Officer (PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term in defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 18, 2003, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting. However, changes in certain other controls involving fair value pricing have been implemented which could affect the Registrant.

ITEM 10.    EXHIBITS. CODE OF ETHICS.

(a)(1)	Code of Ethics.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	INVESCO Variable Investment Funds, Inc.

By:	/S/ RAYMOND R. CUNNINGHAM
Raymond R. Cunningham Principal Executive Officer

Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ RAYMOND R. CUNNINGHAM
Raymond R. Cunningham Principal Executive Officer

Date:	February 25, 2004

By:	/S/ SIDNEY M. DILGREN
Sidney M. Dilgren Principal Financial Officer

Date:	February 25, 2004

EXHIBIT INDEX

10(a)(1)	Code of Ethics

10(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

10(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.